                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ChrisKen Partners Cash Income Fund L.P. (the "Partnership") on Form 10-QSB for the period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John F. Kennedy, President (Principal Executive Officer) of ChrisKen Income Properties, Inc., the Managing General Partner of the Partnership, and Robert Mayer, Acting Principal Financial Officer of ChrisKen Income Properties, Inc., the Managing General Partner of the Partnership, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 12, 2005


                                     By: /s/ John F. Kennedy
                                         ---------------------------------------
                                         John F. Kennedy
                                         President
                                         ChrisKen Income Properties, Inc.,
                                            Managing General Partner
                                         ChrisKen Partners Cash Income Fund L.P.


                                     By: /s/ Robert Mayer
                                         ---------------------------------------
                                         Robert Mayer
                                         Acting Principal Accounting Officer
                                         ChrisKen Income Properties, Inc.,
                                            Managing General Partner
                                         ChrisKen Partners Cash Income Fund L.P.